Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

As discussed above, the Company has not granted stock options since 2020 and is not expected to grant stock options moving forward. Accordingly, the Company has not adopted policies and practices on the timing of awards of stock options in relation to the disclosure of material nonpublic information of the Company, as contemplated by Item 402(x) of Regulation S-K.

Award Timing Method	the Company has not granted stock options since 2020 and is not expected to grant stock options moving forward.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	the Company has not adopted policies and practices on the timing of awards of stock options in relation to the disclosure of material nonpublic information of the Company